UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 17, 2021

Date of Report (Date of earliest event reported)

AEGION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35328 (Commission File Number)	45-3117900 (I.R.S. Employer Identification No.)
17988 Edison Avenue Chesterfield, Missouri (Address of Principal Executive Offices)		63005 (Zip Code)
(636) 530-8000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, $0.01 par value	AEGN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On May 17, 2021 (the “Closing Date”), Carter Acquisition, Inc., a Delaware corporation (“Merger Sub”) and a wholly-owned subsidiary of Carter Intermediate, Inc., a Delaware corporation (“Parent”), merged with and into Aegion Corporation, a Delaware corporation (the “Company”), with the Company continuing as the surviving corporation (the “Merger”), pursuant to the previously announced Agreement and Plan of Merger, dated February 16, 2021 and amended on March 13, 2021 and April 13, 2021 (the “Merger Agreement”) among Parent, Merger Sub and the Company.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under the Introductory Notes is incorporated by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”) and in accordance with the terms of the Merger Agreement, each share of common stock, par value $0.01 per share, of the Company (the “Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock (i) held in the treasury of the Company or owned by any direct or indirect wholly-owned subsidiary of the Company, (ii) owned by Merger Sub, Parent or any direct or indirect wholly-owned subsidiary of Parent or (iii) held by stockholders who will have neither voted in favor of the Merger nor consented thereto in writing and who will have demanded properly in writing appraisal for such shares in accordance with Section 262 of the General Corporation Law of the State of Delaware) was cancelled and converted into the right to receive $30.00 in cash (the “Merger Consideration”), without interest and less applicable withholding taxes, subject to the terms and conditions set forth in the Merger Agreement.

In connection with the Merger, each unvested restricted stock unit of the Company subject only to service-based vesting restrictions and each deferred stock unit outstanding as of immediately prior to the Effective Time, became fully vested and converted into the right to receive a cash payment equal to the product of (i) the Merger Consideration and (ii) the aggregate number of shares of Common Stock subject to such unvested restricted stock unit or deferred stock unit. In connection with the Merger, each restricted stock unit subject to performance-based vesting restrictions outstanding as of immediately prior to the Effective Time became fully vested as to the greater of the number of such restricted stock units that would vest based on target performance level as of immediately prior to the Effective Time, or actual performance through the date immediately prior to the Effective Time and, in each case, converted into the right to receive a cash payment equal to the product of (i) the Merger Consideration and (ii) the aggregate number of shares of Common Stock subject to such unvested restricted stock unit.

The foregoing description of the effects of the Merger and the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement. A copy of the Merger Agreement was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2021, and is incorporated by reference into this Item 2.01. Copies of Amendment No. 1 to the Merger Agreement and Amendment No. 2 to the Merger Agreement were attached as Exhibit 2.1 to the Company’s Current Reports on Form 8-K filed with the SEC on March 15, 2021 and April 14, 2021, respectively, and are incorporated by reference into this Item 2.01.

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Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 is incorporated by reference into this Item 3.01.

In connection with the completion of the Merger, the Company notified the Nasdaq Stock Market (the “Nasdaq”) on May 17, 2021 that each outstanding share of the Common Stock (except as described in Item 2.01) was converted into the right to receive the Merger Consideration pursuant to the Merger Agreement as set forth under Item 2.01. The Company requested that the Nasdaq halt trading of the Common Stock effective prior to the opening of trading on Nasdaq on May 17, 2021. The Company also requested that the Nasdaq file a Form 25 with the SEC to remove the Common Stock from listing on the Nasdaq and to deregister the Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Additionally, the Company intends to file with the SEC a Form 15 requesting the termination of registration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 is incorporated by reference into this Item 3.03.

In connection with the completion of the Merger, at the Effective Time, each outstanding share of the Common Stock (except as described in Item 2.01) was converted into the right to receive the Merger Consideration pursuant to the Merger Agreement as set forth under Item 2.01, and holders of such Common Stock ceased to have any rights as stockholders of the Company, except as provided in the Merger Agreement or by law.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01 and 5.02 is incorporated by reference into this Item 5.01.

As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly-owned subsidiary of Parent.

The aggregate consideration used by Parent to consummate the Merger (including the funds required to pay for all equity securities of the Company in connection with the Merger) was approximately $1.1 billion, which amount was funded through a combination of borrowings under certain incremental senior secured credit facilities, new equity contributed by funds managed by New Mountain Capital, L.L.C. and cash on hand of the Company.

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

In connection with the completion of the Merger (and not as a result of any disagreement with the Company), at the Effective Time, each of the Company’s directors immediately prior to the Effective Time ceased to be directors of the Company. In accordance with the terms of the Merger Agreement, immediately following the Effective Time, the directors of Merger Sub immediately prior to the Effective Time, which consisted of A. Joe Delgado, Harris Kealey and Adam Weinstein, became the directors of the Company.

Officers

In connection with the completion of the Merger (and not as a result of any disagreement with the Company), Charles R. Gordon retired as the Company’s Chief Executive Officer, effective May 18, 2021, but will continue to provide services to the Company as a consultant through a transition period.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective upon completion of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached hereto as Exhibit 3.1, which is incorporated by reference into this Item 5.03.

Effective upon completion of the Merger, the bylaws of the Company were amended and restated to be in the form of the bylaws attached hereto as Exhibit 3.2, which is incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On May 17, 2018, the Company issued a press release with Parent announcing the completion of the Merger. A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

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Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 16, 2021, among Carter Intermediate, Inc., Carter Acquisition, Inc. and Aegion Corporation (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed February 17, 2021).
2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 13, 2021, among Carter Intermediate, Inc., Carter Acquisition, Inc. and Aegion Corporation (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed March 15, 2021).
2.3	Amendment No. 2 to the Agreement and Plan of Merger, dated as of April 13, 2021, among Carter Intermediate, Inc., Carter Acquisition, Inc. and Aegion Corporation (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed April 14, 2021).
3.1	Amended and Restated Certificate of Incorporation of Aegion Corporation.
3.2	Amended and Restated By-laws of Aegion Corporation.
99.1	Press Release, dated May 17, 2021.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:
AEGION CORPORATION.

Date: May 17, 2021	By: /s/ Mark A. Menghini
Mark A. Menghini
Executive Vice President, General Counsel and Secretary

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